Summary Prospectus Supplement

January 14, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 14, 2013 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2012, as supplemented on May 17, 2012 and August 29, 2012 of:

Asian Equity Portfolio
(the "Portfolio")

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") has approved (i) the imposition of a maximum initial sales charge of 5.25% on purchases of Class P shares of the Portfolio; (ii) a decrease in the minimum initial investment amount for Class P shares of the Portfolio from $1,000,000 to $1,000; (iii) a decrease in the minimum initial investment amount for Class L shares of the Portfolio from $25,000 to $1,000; and (iv) the implementation of criteria for the waiver of the front-end sales charge on Class P shares of the Portfolio. As a result, the following changes to the Summary Prospectus are effective as of February 25, 2013:

The first paragraph in the section of the Summary Prospectus entitled "Fees and Expenses" is hereby deleted and replaced with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class P and Class H shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class P or Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class P or Class H shares of a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Fund") or of a portfolio of Morgan Stanley Institutional Fund Trust held in related accounts, amounts to $25,000 or more with respect to Class P and $50,000 or more with respect to Class H. More information about these and other discounts is available from your financial adviser and in the "Shareholder Information—How To Purchase Class P and Class H Shares" section on page 52 of the Prospectus.

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The following table replaces the "Shareholder Fees" table with respect to Class P shares only in the section of the Summary Prospectus entitled "Fees and Expenses:"

Class P
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%

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The following table replaces the "Example" table with respect to Class P shares only in the section of the Summary Prospectus entitled "Example:"

	1 Year	3 Years	5 Years	10 Years
Class P	$689	$1,033	$1,400	$2,428

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The following table replaces the "Average Annual Total Returns" table with respect to Class P shares only in the section of the Summary Prospectus entitled "Portfolio Summary—Performance Information—Average Annual Total Returns:"

	Past One Year	Since Inception
Class P (commenced operations on 12/28/10)† Return before Taxes	-21.40%	-19.76%

†  The historical performance of Class P shares has been restated to reflect the current maximum initial sales charge of 5.25%.

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The section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

The minimum initial investment generally is $5,000,000 for Class I shares, $25,000 for Class H shares and $1,000 for each of Class L and Class P shares of the Portfolio. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Purchase Class P and Class H Shares" sections beginning on pages 51 and 52, respectively, of the Prospectus.

Class I and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary.

For more information, please refer to the "Shareholder Information—How To Purchase Class I and Class L Shares" and "—How To Redeem Class I and Class L Shares" sections beginning on pages 51 and 54, respectively, of the Prospectus.

Class P and Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Please retain this supplement for future reference.

  SU-MSIF-17-SPT 1/13